UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling AST, the Fund’s transfer agent, at 1-866-668-8552 or, with respect to requesting electronic delivery, by visiting www.astfinancial.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2021

LETTER TO

SHAREHOLDERS

June 10, 2021

Dear Fellow

Shareholders:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

We begin our discussion of DTF Tax-Free Income Inc. (the “DTF Fund” or the “Fund”) for the six months ended April 30, 2021, with a review of the municipal market environment in which the DTF Fund invests.

The municipal bond market produced solid performance for the six-month period ended April 30, 2021, as the market benefited from steady inflows into municipal bond funds and manageable issuance levels of new tax-exempt debt, creating a supply/demand imbalance favoring issuers. Credit fundamentals, aided by the recent $1.9 trillion CARES Act, have improved significantly since this time last year when there was greater uncertainty about the potential depth and length of the economic impact from the pandemic. Bond rating agencies are now steadily removing negative outlooks on many sectors as this massive federal aid, combined with the strengthening economy as COVID restrictions are lifted, has bolstered the coffers of many municipalities. By most accounts, the municipal bond market is as optimistic about near-term credit fundamentals as it has been in many years.

The more cautious tone that defined the market for much of last year has given way to a more bullish attitude among investors. Municipal bonds are being perceived as well positioned, with a federal government in Washington that is expected to promote policies of higher taxes and ongoing financial assistance to state and local governments. While much of the discussion in Washington is focused on increasing various taxes to help cover the cost of a much discussed trillion-dollar infrastructure plan, the prospects of higher taxes, on both ordinary income and capital gains, has created a demand component that has caused municipal yields to dislocate from the broader markets in 2021. Demand for tax-exempt income outpaced the supply of bonds and, as a result, municipal yields reached historically low levels. While the supply of municipal bonds has been manageable, the market is anxiously monitoring the possibility that issuers will once again be able to refund outstanding tax-exempt debt in advance of its maturity date using new tax-exempt debt, which could increase the supply of tax-exempt municipal bonds. In addition, the market is positioning for the potential adjustment to the $10,000 cap on the state and local tax deduction (SALT) and the possibility of a resurrection of the Build America Bond program, all potentially affecting municipal supply and demand going forward. We would expect demand for tax-exempt bonds to continue, but higher valuations may cause some investors to temper their demand.

The COVID-19 vaccine pace is also fostering hopes for higher tax revenues as people return to “normal” life. As such, investors are continuing to embrace riskier assets, causing risk spreads to narrow. When comparing spreads on AAA rated municipal bonds to various rating classes, spread levels have tightened significantly since the end of last year. For the six months ended April 30, 2021, longer dated and lower rated (BBB and below investment grade) bonds produced the best relative performance, while shorter dated bonds and bonds with the highest quality ratings (AAA/AA) produced the lowest relative returns.

LOOKING AHEAD

As we all look forward to getting back to a more normal lifestyle and as economic activity improves, we expect municipalities to benefit from a growing economy and federal support. However, challenges still remain for those municipal issuers hardest hit by the pandemic shutdowns. Airports, mass transit and local economies that depend on business travel are just a few of the areas that may take longer to recover. The federal government has infused unprecedented amounts of liquidity into the system to aid the recovery. While we are optimistic about the fundamental and technical aspects of the market, there has also been a certain reduction in value opportunities. At various times in 2021 thus far, the reduction in municipal yields, without corresponding declines in U.S. Treasury bond yields, has caused the prices of municipal bonds to increase relative to competing fixed income investments, resulting in minimal relative value in tax-exempt municipal bonds. For individuals in the uppermost tax brackets, municipal bonds are still reasonably attractive, but corporate buyers may find greater value in taxable alternatives. This relative value dynamic will be important to monitor, as it will likely affect the demand for municipal bonds going forward. The municipal bond market is very dependent on retail demand, be it through mutual funds or exchange-traded funds (ETFs), separately managed accounts or even individual bonds. If investors begin to see better relative value in investments other than municipal bonds, or if inflation fears turn into reality, an environment of higher yields and greater volatility might develop. We still believe that our higher-quality investment strategy, distributed across multiple sectors of the market, is well positioned to provide reasonable relative performance over the long term.

THE FUND

In managing the DTF Fund, we continue to emphasize our longstanding investment strategy of investing mostly in higher-quality, investment grade revenue bonds with coupons of 5% or higher. The municipal bond market currently appears confident about near-term credit fundamentals due to the massive amount of financial support from the federal government (with more likely on the horizon) and improving economic conditions. As a result, the risk premium (which refers to the additional yield that investors expect to receive as compensation for buying lower-rated securities) has narrowed to historically low levels in 2021. Given the favorable credit fundamentals, we would not be surprised if the level of risk premiums demanded for lower-rated bonds were to persist at these narrow levels in the months ahead. As such, we remain committed to our higher-quality, foundation-like approach to the portfolio that we have regularly articulated. Generally, the portfolio is well positioned along the yield curve, with higher levels of “A” rated bonds relative to the index. Exposure to bonds with lower coupon rates has drifted slightly higher over the past several quarters (although premium coupon bonds still dominate the portfolio) as we have sought the additional value these coupons provide. As of April 30, 2021, the Fund held almost 90% of its total assets in municipal bonds rated “A” or higher and over 75% in bonds with a 5% or greater coupon across multiple sectors and states. The theme of higher exposure to revenue bonds has remained in place, with the Fund diversified across 18 industry sectors of the municipal bond market, with pre-refunded, healthcare, special tax, education and transportation bonds representing the Fund’s top five sector exposures. Revenue bonds continue to sizably outweigh general obligation bonds (approximately 85% revenue vs. 15% general obligation), as we prefer the predictable revenue streams and more settled legal structure that have historically characterized revenue bonds. The Fund is well diversified geographically, with exposure to 34 states and the District of Columbia. In an effort to manage interest rate risk, the Fund continues to maintain investments across the entire maturity spectrum of the yield curve in order to help moderate the risk from potential changes in interest rates and in the shape of the yield curve that could result from future market disruptions caused by COVID-19 or changing investor sentiment.

As of April 30, 2021, the DTF Fund was paying a $0.48 per share annualized dividend and had a closing price of $14.70 per share. An extended environment of historically low municipal interest rates combined with periods of increased leverage costs and volatility have added risks to leveraged municipal bond funds, including the Fund. When bonds held in a portfolio mature or are called for redemption during a period of low interest rates, the proceeds generally are reinvested into lower-yielding securities. If the cost of leverage were to rise without a similar or greater rise in the available re-investment rate for bonds called and/or maturing, the Fund’s earnings would likely be reduced. If the Fund’s net earnings were to fall short of its dividend payout, the Fund’s balance of undistributed net income would decline further, possibly necessitating dividend reductions.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2021, the modified adjusted duration of the Fund’s portfolio of investments was 4.9 years, close to the duration of the investments constituting the Bloomberg Barclays Municipal Bond Index, which was 5.1 years.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the Fund’s returns. An extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, pandemics or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Further, if the municipal yield curve flattens (when the difference between short-term interest rates and long-term rates narrows) or inverts (when short-term rates exceed long-term rates), the Fund’s total return may be pressured lower. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return and the Bloomberg Barclays Municipal Bond Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.

Total Return[1] For the period indicated through April 30, 2021
	6 Months	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	5.2%	13.1%	7.8%	1.9%
Net Asset Value[3]	3.1%	10.1%	5.7%	3.1%
Bloomberg Barclays Municipal Bond Index[4]	2.6%	7.8%	5.3%	3.5%
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 18 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

TENDER OFFER

On December 8, 2020, the Fund announced the commencement of a cash tender offer (the “Offer”) for up to 17.5% of the Fund’s outstanding shares of common stock at a price of 98% of the Fund’s closing net asset value per share (NAV) as of the close of the regular trading session on the New York Stock Exchange (NYSE) on January 8, 2021. The Offer expired on January 7, 2021, at which time 4,335,961 shares were duly tendered and not withdrawn. Because the shares tendered exceeded 1,491,119 shares, the Offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the Offer, the Fund purchased shares from all tendering stockholders on a pro rata basis, disregarding fractions. The proration factor for the Offer was 34.389423%. The purchase price per share of properly tendered shares was $15.77 per share, equal to 98% of the NAV as of the close of the regular trading session of the NYSE on January 8, 2021. Shares that were not tendered continue to remain outstanding.

BOARD OF DIRECTORS MEETINGS

At the regular March 2021 meeting of the DTF Fund’s Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
4.0	April 15	April 30
4.0	May 17	May 28
4.0	June 15	June 30

At the regular June 2021 meeting of the DTF Fund’s Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
4.0	July 15	July 30
4.0	August 16	August 31
4.0	September 15	September 30

NEW EXECUTIVE LEADERSHIP

Also at the March 2021 meeting of the Board of Directors, the Board elected David D. Grumhaus, Jr., as President and Chief Executive Officer of the Fund in succession to Nathan I. Partain, who had served in that position since 2001. Mr. Partain retired as President and Chief Investment Officer of the Adviser on December 31, 2020, but continues to serve as a director of the Fund. The Board and officers of the Fund express their sincere appreciation to Mr. Partain for his many years of outstanding service to the Fund and leadership of the Fund’s portfolio management team.

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2021, the Fund’s leverage represented approximately 37% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in lower yielding reinvestment opportunities for the Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Vice President and Chief Investment Officer	David D. Grumhaus, Jr. President and Chief Investment Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—155.3%
	Alabama—2.2%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,461,538

	Alaska—0.3%
290	Anchorage Elec. Util. Rev., Prerefunded 12/01/24 @ $100 (b) 5.00%, 12/01/36	337,979

	Arizona—4.6%
1,350	Arizona Brd. of Regents Rev., Arizona St. Univ., 5.00%, 7/01/37	1,618,788
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/01/42	737,885
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	1,134,251
190	Northern Arizona Univ. Rev., 5.00%, 6/01/40 Prerefunded 6/01/24 @ $100 (b)	217,124
310	Northern Arizona Univ. Rev., 5.00%, 6/01/40	347,757
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38 Prerefunded 8/01/23 @ $100 (b)	1,107,779

		5,163,584

	California—19.5%
1,150	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,320,025
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	376,464
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46 Prerefunded 11/15/25 @ $100 (b)	1,808,734

Principal Amount (000)	Description (a)	Value
$100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/01/35	$110,814
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,156,313
1,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	1,115,002
600	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	736,439
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,186,554
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,266,073
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	334,899
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	307,925
2,550	Riverside Cnty. Sngl. Fam. Rev., 7.80%, 5/01/21, Escrowed to maturity (b)	2,550,000
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,428,922
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,288,772
1,000	Santa Clarita Cmnty. Clg. Dist. Gen. Oblig., 3.00%, 8/01/49	1,052,646
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	1,118,877
575	Univ. of California Rev., 5.00%, 5/15/46	747,788
1,750	Univ. of California Rev., 4.00%, 5/15/48	2,017,059

		21,923,306

	Colorado—4.5%
360	Colorado St. Hsg. & Fin. Auth. Rev., 3.60%, 11/01/38	384,069

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42 Prerefunded 12/01/22 @ $100 (b)	$1,075,277
1,965	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,468,516
1,000	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	1,155,620

		5,083,482

	Connecticut—9.2%
900	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	1,132,983
705	Connecticut St. Gen. Oblig., 4.00%, 4/15/38	828,772
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/32 Prerefunded 7/01/21 @ $100 (b)	705,439
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/41 Prerefunded 7/01/21 @ $100 (b)	1,007,771
500	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Univ. of New Haven, 5.00%, 7/01/43	569,077
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	597,592
250	Connecticut St. Hgr. Edu. Supplemental Loan Auth. Rev., 3.25%, 11/15/36	254,839
570	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	606,519
500	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	533,066
150	Connecticut St. Hsg. Auth. Rev., 1.85%, 5/15/38	147,877
1,255	Connecticut St. Spl. Tax Oblig. Rev., 3.125%, 5/01/40	1,369,911
1,000	S. Central Connecticut Reg. Wtr. Auth. Rev., 5.00%, 8/01/41 Prerefunded 8/01/21 @ $100 (b)	1,011,860

Principal Amount (000)	Description (a)	Value
$1,300	Univ. of Connecticut Spec. Oblig. Rev., 5.00%, 11/15/43	$1,604,779

		10,370,485

	District of Columbia—1.1%
1,000	District of Columbia Gen. Oblig., 5.00%, 6/01/43	1,240,954

	Florida—23.4%
755	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	927,675
750	Broward Cnty. Port Fac. Rev., 4.00%, 9/01/49	844,250
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,132,940
1,175	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 3.00%, 8/15/50, AGM	1,231,133
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig., 5.00%, 6/01/41 Refunded 6/01/21 @ $100 (b)	2,007,362
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	2,565,477
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44	1,133,352
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	572,109
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,190,479
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	556,284
1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	1,428,902
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,620,625
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/01/32 Prerefunded 10/01/22 @ $100 (b)	266,647
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38 Prerefunded 6/01/23 @ $100 (b)	1,100,883

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
$2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	$2,704,492
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,632,564
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	986,730
470	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	532,146
665	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	756,444
1,000	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	1,195,448

		26,385,942

	Georgia—0.5%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	557,916

	Idaho—0.3%
240	Idaho St. Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys., 5.00%, 3/01/37	291,308

	Illinois—16.2%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	501,602
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,073,097
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	755,190
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	291,921
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	302,379
650	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	820,896
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	308,995
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	978,543

Principal Amount (000)	Description (a)	Value
$170	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	$200,640
1,055	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	1,247,447
525	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., (fka Centegra Hlth. Sys.), 5.00%, 9/01/42	588,926
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37	549,482
1,070	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	1,152,240
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,139,089
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,208,198
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,591,480
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	895,305
330	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	393,926
1,000	Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/01/28 Prerefunded 6/01/21 @ $100 (b)	1,004,415
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	1,182,402
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,115,090

		18,301,263

	Indiana—2.4%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	276,371

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
$2,000	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth., 5.00%, 11/01/43	$2,455,766

		2,732,137

	Kentucky—1%
900	Kentucky Bond Dev. Corp. Transient Room Tax Rev., 5.00%, 9/01/43	1,091,491

	Louisiana—4.8%
1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,372,312
605	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	662,751
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38 Prerefunded 8/15/23 @ $100 (b)	1,387,057
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44 Prerefunded 6/01/24 @ $100 (b)	343,324
500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33 Prerefunded 4/01/23 @ $100 (b)	543,379
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37 Prerefunded 11/01/22 @ $100 (b)	1,071,301

		5,380,124

	Maine—2.1%
100	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/01/23 @ $100 (b)	110,149
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	978,243
610	Portland General Arpt. Rev., 5.00%, 7/01/31	663,470
540	Portland General Arpt. Rev., 5.00%, 7/01/32	587,334

		2,339,196

Principal Amount (000)	Description (a)	Value
	Maryland—1.4%
$500	Maryland St. Cmnty. Dev. Admin., Dept. of Hsg. And Cmnty. Dev. Rev., 1.95%, 9/01/41	$485,662
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Luminis Hlth., 5.00%, 7/01/39	1,116,456

		1,602,118

	Massachusetts—6.2%
3,000	Massachusetts St. Bay Trans. Auth. Rev., 5.50%, 7/01/29, NRE	4,074,647
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	1,375,908
300	Massachusetts St. Hsg. Fin. Agy. Rev., 3.00%, 12/01/45	316,055
1,000	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	1,192,218

		6,958,828

	Michigan—3.1%
1,000	Holland Elec. Util. Sys. Rev., 5.00%, 7/01/39	1,007,367
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	633,652
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	614,983
1,000	Michigan St. Hsg. Dev. Auth. Rev., 2.80%, 12/01/45	1,038,282
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/01/39	250,708

		3,544,992

	Minnesota—0.2%
250	Minnesota St. Hsg. Fin. Agy., 2.70%, 7/01/44	259,044

	Mississippi—0.6%
600	Mississippi St. Gen. Oblig., 4.00%, 10/01/39	716,917

	Nebraska—2.6%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/01/34	515,358

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,925	Omaha Gen. Oblig., 5.25%, 4/01/27	$2,437,794

		2,953,152

	New Jersey—2.5%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	439,077
240	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	276,444
1,750	Tobacco Settlement Financing Corp. Rev., 5.25%, 6/01/46	2,115,752

		2,831,273

	New York—8.8%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/01/32	1,002,448
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/01/35	345,927
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	649,841
235	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42 Prerefunded 9/01/22 @ $100 (b)	250,243
465	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	492,905
600	New York Cntys. Tobacco Trust VI Rev., 5.00%, 6/01/45	648,746
100	New York City Indl. Dev. Agy., Queens Baseball Stadium Proj. Rev., 3.00%, 01/01/37, AGM	108,224
100	New York City Indl. Dev. Agy., Queens Baseball Stadium Proj. Rev., 3.00%, 01/01/39, AGM	107,467
400	New York City Indl. Dev. Agy., Queens Baseball Stadium Proj. Rev., 3.00%, 01/01/46, AGM	418,835
1,185	New York City Transitional Fin. Auth. Rev., 3.00%, 5/01/45	1,247,911

Principal Amount (000)	Description (a)	Value
$2,020	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	$2,362,688
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	1,005,108
500	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/30	544,657
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	235,374
400	Utility Debt Securitization Auth., Restructuring Rev., 5.00%, 12/15/31	448,828

		9,869,202

	North Carolina—0.2%
250	North Carolina St. Hsg. Fin. Agy. Rev., 2.85%, 1/01/43	260,745

	Ohio—1.9%
775	Buckeye Tobacco Settlement Fin. Auth. Rev., 4.00%, 6/01/48	875,568
570	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	661,304
600	Ohio St. Hsg. Fin. Agy. Rev., 2.45%, 9/01/45	610,217

		2,147,089

	Oregon—2.2%
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	590,657
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	640,725
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. 5.00%, 6/15/36	1,229,106

		2,460,488

	Pennsylvania—2.5%
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34	2,233,354
415	Pennsylvania St. Tpk. Commision Rev., 6.375%, 12/01/38	551,095

		2,784,449

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Rhode Island—2.5%
$1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev. (Green Bonds), 5.00%, 10/01/32	$1,233,316
1,600	Rhode Island St. Hlth. & Edl. Bldg. Corp., Higher Ed. Facs. Rev., Providence College, 5.00%, 11/01/41	1,628,118

		2,861,434

	South Carolina—2.3%
2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/01/32	2,225,925
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	336,404

		2,562,329

	Tennessee—4.6%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	276,670
1,000	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/21	1,016,265
410	Tennessee St. Hsg. Dev. Agy., 3.625%, 7/01/32	435,049
430	Tennessee St. Hsg. Dev. Agy., 3.90%, 7/01/42	470,489
450	Tennessee St. Hsg. Dev. Agy., 4.00%, 7/01/43	495,739
2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	2,451,859

		5,146,071

	Texas—17.1%
850	Austin Indep. Sch. Dist. Gen. Oblig., 4.00%, 8/01/36, PSF	972,229
500	Carrollton-Farmers Branch Indep. Sch. Dist. Gen. Oblig., 3.00%, 2/15/41, PSF	561,262
500	Cypress-Fairbanks Indep. Sch. Dist. Gen. Oblig., 2.25%, 2/15/43, PSF	510,994
500	Cypress-Fairbanks Indep. Sch. Dist. Gen. Oblig., 2.25%, 2/15/44, PSF	509,662

Principal Amount (000)	Description (a)	Value
$500	Cypress-Fairbanks Indep. Sch. Dist. Gen. Oblig., 2.25%, 2/15/45, PSF	$508,227
650	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41	765,146
500	Houston Arpt. Sys. Rev., 5.00%, 7/01/32 Prerefunded 7/01/22 @ $100 (b)	527,091
1,250	Houston Arpt. Sys. Rev., 5.00%, 7/01/39	1,542,460
1,000	Houston Hotel Occupancy Tax & Spl. Rev., 5.25%, 9/01/29	1,010,831
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32 Prerefunded 11/15/23 @ $100 (b)	1,583,423
1,625	Keller Indep. Sch. Dist. Gen. Oblig., 4.00%, 2/15/47, PSF	1,903,447
1,000	Klein Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/01/46, PSF	1,104,658
1,000	Lewisville Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/15/39, PSF	1,089,450
1,505	North Texas Twy. Auth. Rev., Convertible CAB, 0.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	2,076,098
1,135	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	1,285,852
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	841,706
250	Spring Branch Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 3.00%, 2/01/43, PSF	271,586
1,000	Texas St. Wtr. Development Brd. Rev., St. Wtr. Implementation Fund, 4.00%, 10/15/47	1,160,940
1,000	Upper Trinity Reg. Wtr. Dist. Rev., 4.00%, 8/01/37, AGM	1,037,438

		19,262,500

	Vermont—0.5%
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	591,636

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Virginia—1.9%
$2,000	Virginia St. College Bldg. Auth. Rev., 5.00%, 2/01/23	$2,169,755

	Washington—0.4%
450	King Cnty. Gen. Oblig., Adjustable Rate Bond, 0.02%, 1/01/46	450,000

	Wisconsin—1.7%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,634,102
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	274,690

		1,908,792

	Total Long-Term Investments (Cost $160,754,934)	175,001,519

	TOTAL INVESTMENTS—155.3%
	(Cost $160,754,934)	175,001,519
	Remarketable Variable Rate MuniFund Term Preferred Shares at liquidation value—(57.7)%	(65,000,000)
	Other assets less other liabilities—2.4%	2,654,609

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$112,656,128

(a)	The following abbreviations are used in the portfolio descriptions:

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2021:

Level 2
Municipal bonds	$175,001,519

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021

(Unaudited)

Summary of Ratings

as a Percentage of Long-Term Investments

Rating*	%
AAA	9.1
AA	41.4
A	36.7
BBB	7.9
BB	0.9
B	0.0
NR	4.0

100.0

*

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 4.0% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Total Investments

%
General Obligation	15.8
Pre-Refunded	13.6
Education	11.8
Special Tax	11.6
Healthcare	11.3
Transportation	6.5
Leasing	5.3
Airports	4.7
Tax Allocation	3.9
Electric & Gas	3.8
Other	11.7

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021

(Unaudited)

ASSETS:

Investments, at value (cost $160,754,934)	$175,001,519

Cash	89,765

Interest receivable	2,279,194

Prepaid expenses	52,857

Total assets	177,423,335

LIABILITIES:

Investment advisory fee (Note 3)	72,887

Administrative fee (Note 3)	12,929

Accrued expenses	25,386

Remarketable Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering costs of $343,995) (Note 6)	64,656,005

Total liabilities	64,767,207

NET ASSETS APPLICABLE TO COMMON STOCK	$112,656,128

CAPITAL:

Common stock ($0.01 par value per share; 599,997,400 shares authorized, 7,029,567 issued and outstanding)	$70,296

Additional paid-in capital	96,581,353

Total distributable earnings	16,004,479

Net assets applicable to common stock	$112,656,128

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.03

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2021

(Unaudited)

INVESTMENT INCOME:

Interest	$3,052,873

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 6)	526,957

Investment advisory fees (Note 3)	466,279

Professional fees	258,705

Reports to shareholders	100,880

Administrative fees (Note 3)	85,432

Transfer agent fees	62,800

Custodian fees	33,075

Directors’ fees	11,008

Other expenses	45,379

Total expenses	1,590,515

Net investment income	1,462,358

REALIZED AND UNREALIZED GAIN:

Net realized gain on investments	1,427,475

Net change in unrealized appreciation/depreciation on investments	587,524

Net realized and unrealized gain on investments	2,014,999

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$3,477,357

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2021 (Unaudited)	For the year ended October 31, 2020

OPERATIONS:

Net investment income	$1,462,358	$3,795,541

Net realized gain (loss)	1,427,475	(3,640)

Net change in unrealized appreciation/depreciation	587,524	644,723

Net increase in net assets applicable to common stock resulting from operations	3,477,357	4,436,624

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income and net realized gains	(1,807,748)	(4,139,715)

Decrease in net assets from distributions to common stockholders (Note 5)	(1,807,748)	(4,139,715)

CAPITAL STOCK TRANSACTIONS:

Value of shares of common stock repurchased and retired through tender offer (Note 7)	(23,514,947)	—

Net decrease in net assets derived from capital stock transactions	(23,514,947)	—

Total increase (decrease) in net assets	(21,845,338)	296,909

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	134,501,466	134,204,557

End of period	$112,656,128	$134,501,466

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2021

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Net increase in net assets resulting from operations	$3,477,357

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Purchase of investment securities	(8,395,661)

Proceeds from sales and maturities of investment securities	30,175,764

Net amortization and accretion of premiums and discounts on debt securities	693,692

Amortization of deferred offering costs	67,599

Net realized gain on investments	(1,427,475)

Net change in unrealized appreciation/depreciation on investments	(587,524)

Decrease in interest receivable	282,854

Decrease in prepaid and accrued expenses - net	(93,375)

Cash provided by operating activities	20,715,875

Cash flows provided by (used in) financing activities:

Distributions paid to common stockholders	(1,807,748)

Payment for shares of common stock repurchased and retired through tender offer	(23,514,947)

Offering costs from the redemption of VMTP Shares and the issuance of RVMTP Shares	(403,519)

Proceeds from issuance of RVMTP Shares	65,000,000

Payment for redemption of VMTP Shares	(65,000,000)

Cash used in financing activities	(25,726,215)

Net decrease in cash	(1,532,983)

Cash at beginning of period	1,622,748

Cash at end of period	$89,765

Supplemental cash flow information:

Cash paid during the period for interest expense	$450,824

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2021 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.79	$15.75	$14.62	$15.69	$16.31	$16.31

Net investment income	0.21	0.44	0.39	0.47	0.54	0.57

Net realized and unrealized gain (loss)	0.29	0.08	1.29	(0.92)	(0.41)	0.30

Net increase (decrease) from investment operations applicable to common stock	0.50	0.52	1.68	(0.45)	0.13	0.87

Distributions on common stock:

Net investment income	(0.26)	(0.48)	(0.43)	(0.59)	(0.70)	(0.84)

Net realized gains	— (1)	— (1)	(0.12)	(0.03)	(0.05)	(0.03)

Total distributions	(0.26)	(0.48)	(0.55)	(0.62)	(0.75)	(0.87)

Net asset value, end of period	$ 16.03	$ 15.79	$15.75	$14.62	$15.69	$16.31

Per share market value, end of period	$ 14.70	$ 14.21	$14.18	$12.34	$14.16	$15.08

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	2.62%*	2.27%	2.87%	2.58%	2.29%	2.16%

Operating expenses, without leverage	1.70%*	1.17%	1.14%	1.16%	1.15%	1.13%

Net investment income	2.41%*	2.83%	2.58%	3.10%	3.42%	3.45%

SUPPLEMENTAL DATA:

Total return on market value(2)	5.18%	3.62%	19.70%	(8.72)%	(1.21)%	5.31%

Total return on net asset value(2)	3.05%	3.39%	11.67%	(2.94)%	0.95%	5.41%

Portfolio turnover rate	4%	13%	10%	23%	17%	14%

Net assets applicable to common stock, end of period (000’s omitted)	$112,656	$134,501	$134,205	$124,550	$133,688	$138,973

Preferred stock outstanding, end of period (000’s omitted)(3)	$65,000	$65,000	$65,000	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	$273,317	$306,925	$306,469	$291,615	$305,674	$313,804

Asset coverage ratio on preferred stock(5)	273%	307%	306%	292%	306%	314%

*	Annualized
(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock is not publicly traded.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (“DTF” or the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.

The conversion of the Fund into a seven-year term fund was enabled through the passage of proposals amending the Fund’s charter (the “Charter Amendments”) by a majority of the holders of the Fund’s common and preferred stock, voting together as a single class, at the Fund’s annual meeting of shareholders on February 26, 2021. The Charter Amendments became effective with the Fund’s filing of articles of amendment with the Maryland Department of Assessments and Taxation on March 1, 2021. Information regarding the charter amendment proposals and vote tabulations will be found in the “Report of Annual Meeting of Shareholders” on page 26.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2017 to 2020 are subject to such review.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2021

(Unaudited)

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2021 were $11,008.

D. Affiliated Shareholder: At April 30, 2021, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.49% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021 were $6,943,551 and $30,175,764, respectively.

Note 5. Federal Tax Information

At April 30, 2021, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$160,737,740	$14,286,281	$(22,502)	$14,263,779

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax treatment of discount accretion on fixed income securities.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2021

(Unaudited)

Note 6. Remarketable Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding 650 shares of Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”), each with a liquidation preference of $100,000.

The RVMTP Shares were privately placed with an institutional investor on November 2, 2020. The proceeds were used to conduct an early redemption of the Fund’s Series 2021 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) at 100% of their liquidation preference plus accrued and unpaid dividends on November 12, 2020. The RVMTP Shares are a floating-rate form of preferred shares and are subject to a mandatory tender three years after issuance, but may remain outstanding either on the same terms or modified terms pursuant to an agreement between the Fund and the holder(s), or under a remarketing process at such time. The Fund is required to redeem all outstanding RVMTP Shares on November 2, 2050, unless earlier redeemed, repurchased or extended. The RVMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

Key terms of the series of RVMTP Shares at April 30, 2021 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Term Redemption Date
2050	650	$65,000,000	SIFMA Municipal Swap Index + 1.25%	1.31%	11/02/2050

The Fund incurred costs in connection with the issuance of the RVMTP Shares. These costs were recorded as a deferred charge and are being amortized over a three year term. Amortization of these deferred offering costs of $67,599 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the RVMTP shares under the caption “Remarketable Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities. Unamortized deferred offering costs of $8,075 related to the VMTP Shares were fully expensed when these shares were redeemed.

Dividends on the RVMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average daily liquidation value outstanding and the weighted daily average dividend rate of the RVMTP Shares during the six months ended April 30, 2021, were $65,000,000 and 1.31%, respectively.

The RVMTP Shares are not listed on any exchange or automated quotation system. The fair value of the RVMTP Shares is estimated to be their liquidation preference. The RVMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the RVMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares.

Note 7. Tender Offer

On December 8, 2020, the Fund announced the commencement of a cash tender offer (the “Offer”) for up to 17.5% of the Fund’s outstanding shares of common stock at a price of 98% of the Fund’s closing net asset value per share (NAV) as of the close of the regular trading session on the New York Stock Exchange (NYSE) on January 8, 2021. The Offer expired on January 7, 2021, at which time 4,335,961 shares were duly tendered and not withdrawn. Because the shares tendered exceeded 1,491,119 shares, the Offer was oversubscribed. Therefore, in accordance with the terms and

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2021

(Unaudited)

conditions specified in the Offer, the Fund purchased shares from all tendering stockholders on a pro rata basis, disregarding fractions. The proration factor for the Offer was 34.389423%. The purchase price per share of properly tendered shares was $15.77 per share, equal to 98% of the NAV as of the close of the regular trading session of the NYSE on January 8, 2021. Payment for the tendered shares was made on January 11, 2021 in the amount of $23,514,947. Shares that were not tendered continue to remain outstanding.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dtf and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser even in light of the disruptions related to the COVID-19 pandemic. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general and insured municipal debt funds for the 3- and 5-year periods ended June 30, 2020, and above the median for the 1-year period ended June 30, 2020. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg Barclays Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Thomson Reuters Lipper). The Committee noted that the Fund’s NAV total return had underperformed the Bloomberg Barclays Municipal Bond Index for the 1-, 3- and 5-year periods ended June 30, 2020. The Contracts Committee further noted that on a market value total return basis, the Fund had outperformed the Bloomberg Barclays Municipal Bond Index over the 1- and 5-year periods ended June 30, 2020, while noting that it had underperformed the index for the 3-year period ended June 30, 2020. The Committee further noted that the Fund’s total return on an NAV basis had underperformed compared to the Lipper Leveraged Municipal Debt Fund Average for the 3- and 5-year periods ended June 30, 2020, while outperforming the average for the most recent 1-year period. On a market value basis, the Committee noted that the Fund’s total return had underperformed compared to the Lipper Leveraged Municipal Debt Fund Average for the 5-year period ended June 30, 2020, while outperforming the average for the 1- and 3-year periods ended June 30, 2020. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was above the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was at the median of its Broadridge expense group on the basis of assets attributable to common stock, but higher than the median on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, and enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2022. On December 17, 2020, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2022.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on February 26, 2021. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
To elect two directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Eileen A. Moran (2024). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	6,189,043	463,422
Donald C. Burke** . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	0	650

*	Directors whose term of office continued beyond this meeting are as follows: Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain and David J. Vitale.
**

Elected by the holders of the Fund’s preferred stock voting as a separate class. The sole holder of the Fund’s preferred stock withheld all of its votes for Donald C. Burke. Under the Fund’s charter and bylaws, and under the laws of Maryland, the state in which the Fund is incorporated, Mr. Burke will continue to serve until a successor is duly elected and qualifies.

	For	Withheld	Abstain
2a. Charter Amendment

To amend the Fund’s charter to provide for the Fund to be wound up and dissolved, subject to compliance with Maryland law relating to corporate dissolution, on a specified date that is approximately seven years from the date of adoption of the charter amendment.

Common and preferred stock votes. . . . . . . . . . . . . . . . . . . . . . . .	4,823,884	1,734,478	94,103

2b. Charter Amendment

Contingent on the approval of Proposal 2a, to further amend the Fund’s charter to authorize the Board of Directors of the Fund to extend the term of the Fund to once again have a perpetual existence, subject to the Fund having conducted a tender offer meeting certain conditions.

Common and preferred stock votes. . . . . . . . . . . . . . . . . . . . . . . .	4,890,658	1,670,551	91,256

Board of Directors

David J. Vitale Chairman

Eileen A. Moran Vice Chairperson

Donald C. Burke

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

David D. Grumhaus, Jr. President and Chief Investment Officer

Daniel J. Petrisko, CFA Executive Vice President and Assistant Secretary

Timothy M. Heaney, CFA Vice President and Chief Investment Officer

Lisa H. Leonard Vice President

Jennifer S. Fromm Vice President and Secretary

William J. Renahan Vice President and Chief Compliance Officer

Dianna P. Wengler Vice President and Assistant Secretary

Alan M. Meder, CFA, CPA Treasurer and Assistant Secretary

DTF Tax-Free Income Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, lL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com/dtf

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent and Dividend Disbursing Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 12, 2021) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 23, 2021

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 23, 2021